Exhibit 10.33

INTRA-CITI SERVICE AGREEMENT (“ICSA”)

This ICSA is entered into as of the date hereof, by and between the Service Provider and the Customer designated herein (collectively, the “Parties”). The Parties acknowledge they are entering into this ICSA pursuant to the provisions of the General Terms and Conditions for Intra-Citi Services Agreements (Effective Date: September 1, 2007) (the “GTC”). The Parties further acknowledge and agree that the provisions of the GTC and the provisions of each Country Addendum (“CA”) and Performance Level Standards Document (“PLSD”) that is applicable to the Services contemplated by this ICSA are hereby incorporated by reference and shall apply to this ICSA as though such provisions were set forth herein in their entirety.

SECTION I. AGREEMENT OVERVIEW

1. ICSA# / Identifier	109

2. ICSA Service Description:	Check Box CGICS / NON CGICS (Check One only)		Note: A check mark in the CGICS box at left, evidences that the Parties have agreed that the product and service description and pricing posted on the CGICS intranet site (as amended from time-to-time to reflect Services performed on or after the Effective Date) is incorporated into this ICSA.
(skip to SECTION II if CGICS box checked at right)	☐ CGICS	☑ Non CGICS

3. Detailed Services Description: (Required if non CGICS box checked in Item 2.)	Service Provider will provide printing, creative and distribution services as requested from time to time by Customer. Customer will initate written orders with Service Provider to include product and service specifications and pricing. Customer will approve all work through an agreed-upon review process prior to final production.

SECTION II. CONTACT NAMES

(i.e., CFO, Director of Finance, Treasurer, etc)

1a. Customer Contact Name	Dan Waszelewski	1b. Service Provider Contact Name	Brian McDaniel

SECTION III. PARTIES INVOLVED

(See Legal Vehicle Organization Structure (LVOS) for Legal Vehicle listing)

http://www.citigroup.net/citigroupbusinessservices/citifinance/lvos/

1a. Customer Legal Vehicle Name	Citi Retail Services Division of Citicorp Trust Bank, fsb	1b. Service Provider Legal Vehicle Name	Primerica Life Insurance Company

2a. Customer Legal Entity Location (Country) (If Legal Vehicle in 1.a. has foreign branches, insert Country of consumption of the Services)	United States	2b. Service Provider Legal Entity Location (Country) (If Legal Vehicle in 1.b. has foreign branches, insert Country in which Services rendered)	United States

3a. Customer FRS BU # (s) (Includes, but is not limited to, the FRS BU#(s) identified here)	18595	3b. Service Provider FRS BU # (s) (Includes, but is not limited to, the Legal Vehicle FRS BU#(s) identified here)	19510

SECTION IV. PRICING

(Skip to SECTION V if CGICS box checked in Item 2 of SECTION I.)

1. Arm’s Length Pricing Method Selected (select from dropdown menu)	Cost Plus Mark-up	If “Other”, please describe

2. Unit of Measure/Volume (if applicable)	To be provided in applicable work order

3. Unit Cost (if applicable)	To be provided in applicable work order

SECTION V. PAYMENT

1. Timing (frequency of cash settlement)	Monthly, unless otherwise provided in the applicable work order

2. Currency (select from dropdown menu)	USD United States Dollars

3. Payment Booking Details (Customer)	Select Payment Type (Choose either Cost Center with Corp Code or DDA/Staar# with Staar Contact)

	Cost Center with Corp Code	DDA/Staar# with Staar Contact	Business Unit# (BU)	FRS G/L Account #	ICE Code

Reference	Wire Transfer		18595

4. Payment Booking Details (Service Provider)	Select Payment Type (Choose either Cost Center with Corp Code or DDA/Staar# with Staar Contact)

	Cost Center with Corp Code	DDA/Staar# with Staar Contact	Business Unit# (BU)	FRS G/L Account #	ICE Code

Reference			19510	ISO 1826000	91

SECTION VI. OTHER PROVISIONS

1. Amendments to GTC, CAs, and PLSDs. The Parties acknowledge that the GTC and applicable CAs and PLSDs may be amended/updated from time-to-time and understand that any amended GTC, CA, or PLSD will be identified and posted to the CGICS Intranet Site. The Parties agree to be bound by any amended GTC, CA or PLSD.

2. Except to the extent prohibited by a CA applicable to this ICSA, the Services covered hereunder may be subcontracted or outsourced to another Citi affiliate and any such Citi affiliate shall be subject by the terms of any CA that applies to these Services.

3. Other (insert text in box)

SECTION VII. APPROVAL

IN WITNESS WHEREOF, the Parties hereto, through their duly authorized officers, have executed this ICSA.

	Customer	Service Provider

Signature:	/s/ George D Waszelewski	/s/ Brent A. Slayton
Print Name:	George D Waszelewski	Brent A. Slayton
Title:	AVP	SVP
Date:	2-25-2009	2/26/2009
Effective Date: